UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

5880 Pacific Center Blvd., San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

InfoSonics Corporation’s Chief Executive Officer Joseph Ram will be presenting at the Kaufman Bros. 9th Annual Investor Conference to be held on September 6-7, 2006 at the W Hotel in New York City.  The Company’s investor presentation is scheduled for 10:20 a.m. Eastern Time on Thursday, September 7, 2006.   A powerpoint of the presentation to be given at the conference is furnished herewith as Exhibit 99.1.

InfoSonics Corporation’s investor contacts are Jeffrey Klausner, Chief Financial Officer (858-373-1600), and John Mills or Allyson Pooley, Integrated Corporate Relations (310) 395-2215.

Item 9.01.              Financial Statements and Exhibits

(d)                            Exhibits.

Exhibit No.	Description

99.1	InfoSonics’ investor presentation to be given on September 7, 2006

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated:	September 7, 2006

EXHIBIT INDEX

99.1                                                                           InfoSonics’ investor presentation to be given on September 7, 2006